                                                                    EXHIBIT 99.2

                                  CONSENT FORM

                          VENTURE HOLDINGS COMPANY LLC

        SOLICITATION OF CONSENTS TO AMEND THE INDENTURES RELATING TO THE
                           9.5% SENIOR NOTES DUE 2005
                              (CUSIP NO. 92326YAD1)
                            11% SENIOR NOTES DUE 2007
                              (CUSIP NO. 92326YAF6)
                     12% SENIOR SUBORDINATED NOTES DUE 2009
                              (CUSIP NO. 92326YAH2)

         THIS CONSENT FORM IS BEING PROVIDED IN CONNECTION WITH THE CONSENT SOLICITATION STATEMENT, DATED JULY 15, 2002, OF VENTURE HOLDINGS COMPANY LLC (THE "CONSENT SOLICITATION STATEMENT")
                             ---------------------

                             Important Instructions

         1. After completing, signing and dating this Consent Form, deliver it by hand, overnight courier, facsimile (confirmed by physical delivery), or other means of delivery acceptable to The Huntington National Bank (the "Trustee") that will ensure receipt no later than 5:00 P.M., New York City time, on Thursday, July 25, 2002, unless extended. Deliver this Consent Form to the Trustee at the appropriate address listed below. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given in the Consent Solicitation Statement.

                     By Overnight Courier or Hand Delivery:
                          The Huntington National Bank
                             7 Easton Oval -- EA4E63
                              Columbus, Ohio 43219
                     Attention: Ruth Sowers, Corporate Trust

                                  By Facsimile:
                          The Huntington National Bank
                     Attention: Ruth Sowers, Corporate Trust
                                 (614) 331-5862
                                Telephone Number
                                 (614) 331-9559

         2. It is important that you insert your Social Security or employer identification number in the space provided in the Substitute Form W-9 on page
2. You must also complete and sign the form. If the Notes have been issued in more than one name or are not in the name of the actual owner, please consult the enclosed Guidelines for Certification of Taxpayer Identification Number Substitute Form W-9 for additional guidance on which number to report.

         If you have any questions or need assistance in completing this Consent Form, please call Deutsche Bank Securities, the Solicitation Agent, at (212) 469-7466 or MacKenzie Partners, Inc., the Information Agent, at (800) 322-2885 (toll free) or (212) 929-5500 (collect). To confirm receipt by the Trustee of this Consent Form, you may call the Trustee at (614) 331-9559.





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                   PAYOR'S NAME: VENTURE HOLDINGS COMPANY LLC

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SUBSTITUTE                           PART 1.  PLEASE PROVIDE YOUR                                   SOCIAL SECURITY NUMBER OR
FORM W-9                             TIN IN THE SPACE AT RIGHT AND                                  EMPLOYER IDENTIFICATION NUMBER
                                     CERTIFY BY SIGNING AND DATING BELOW.
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE
("IRS")
                                                                                                    --------------------------------
PAYOR'S REQUEST FOR                  -----------------------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION              PART 2. CERTIFICATION --  Under Penalties of perjury, I certify that:
NUMBER ("TIN")
                                     1.        The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
                                     2.        I am not subject to backup withholding because: (i) I am exempt from backup withholding, (ii) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii)
                                               the IRS has notified me that I am no longer subject to backup withholding.

                                     -----------------------------------------------------------------------------------------------

                                     PART 3.: AWAITING TIN
                                                           ---
                                     -----------------------------------------------------------------------------------------------
                                     CERTIFICATION RESTRICTIONS - You must cross out Part (2) above if you have been notified by the
                                     IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Part (2).

                                                                                                                           , 2002
                                     ---------------------------------                                 --------------------
                                     Signature                                                         Date

                                     ---------------------------------
                                     Printed Name
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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
OF 30% OF ANY PAYMENTS OF THE CONSENT FEE TO YOU PURSUANT TO THE SOLICITATION. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE SPACE IN PART 3 OF THE SUBSTITUTE FORM W-9.




--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER THE PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I HAVE NOT PROVIDED A TAXPAYER IDENTIFICATION NUMBER, 30% OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.



                                                                        , 2002
--------------------------------------             ---------------------
SIGNATURE



----------------------------------------------------
NAME (PLEASE PRINT)
--------------------------------------------------------------------------------

                                       2
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        The undersigned Noteholder (or participant in a depository organization)
hereby CONSENTS to the Proposed Amendments described in the Consent Solicitation Statement, dated July 15, 2002, of Venture Holdings Company LLC

Dated:
       --------------------   --------------------------------------------------

                              --------------------------------------------------
                                                  Signature(s)

                              Name(s) of Noteholder(s):
                                                       -------------------------
                              --------------------------------------------------

                              DTC Number (for banks and brokers only):
                                                                      ----------

                              Address:
                                      ------------------------------------------

                              --------------------------------------------------

                              Contact Person:
                                             -----------------------------------

                              Area Code and Telephone No:
                                                          ----------------------


                              This Consent Form must be signed by a participant in a depository organization (in the case of Notes registered in the name of a nominee of such depository) or otherwise in exactly the name(s) in which your Notes are registered. Joint owners should each sign. Trustees, partners, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or other persons acting in a fiduciary or representative capacity should give full title as such and submit with this Consent Form appropriate evidence of authority to execute this Consent Form.


Principal Amount of Notes for
which Consent is Being Given:
                              $                          (CUSIP No. 92326YAD1)
                               -------------------------
                              $                          (CUSIP No. 92326YAF6)
                               -------------------------
                              $                          (CUSIP No. 92326YAH2)
                               -------------------------


                              (List serial numbers if Consent relates to less than the total principal amount of Notes registered in the name of the Noteholder.)


                              --------------------------------------------------

                              --------------------------------------------------


                              Name and Address for Payment of Consent Fee (if different from registered Noteholder's):

                              --------------------------------------------------
                              --------------------------------------------------
                              --------------------------------------------------
                              --------------------------------------------------

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